Exhibit 10.1
     EIGHTH AMENDMENT, effective as of December 29, 2006 (“Eighth Amendment”), to the RECEIVABLES PURCHASE AND TRANSFER AGREEMENT, dated as of November 1, 2000 (as amended, the “RPTA”), among BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.), a Delaware corporation (together with its corporate successors and assigns, “BioScrip”, and in its capacity as primary servicer thereunder, the “Primary Servicer”), each of the parties named on Schedule I to the RPTA (each, including BioScrip, a “Provider” and collectively, the “Providers”), and MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”) and consented to by HFG HEALTHCO-4 LLC (the “Lender”), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.
     The Primary Servicer and the Providers have requested that the Purchaser agree to amend a provision of the RPTA and that the Lender consent to such amendment.
     The Purchaser is willing to agree to the amendment requested by the Primary Servicer and the Providers subject to the terms and conditions set forth herein.
     Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
     SECTION 1. AMENDMENTS TO RPTA. Effective as of the Effective Date (as defined below), the RPTA is hereby amended as follows:
     1.1 Paragraph (s) of Exhibit V to the RPTA is hereby amended by:
     (a) deleting clause (iii) contained therein in its entirety and substituting therefor the following
“(iii) any increase to Consolidated Net Worth resulting from any reversals in such fiscal quarter of (x) bad debt reserves or other reserves or asset write offs (other than those contained in clause (y) below) previously taken prior to the quarter ended September 30, 2006 by Parent (on a consolidated basis) and (y) deferred tax asset write-offs taken at any time by Parent (on a consolidated basis), plus”; and
     (b) amending clause (v) contained therein by inserting the phrase “, deferred tax assets” following the phrase “write offs of goodwill” in the second to last line thereof.
     SECTION 2. CONDITIONS PRECEDENT
     2.1 Effective Date of this Eighth Amendment. This Eighth Amendment shall become effective as of the date listed above (the “Effective Date”) at such time when the Purchaser and the Lender shall have received fully executed counterparts of this Eighth Amendment.

     SECTION 3. MISCELLANEOUS
     3.1 The Providers each hereby certify, represent and warrant that (i) except as otherwise disclosed in public filings made by the Parent with the United States Securities and Exchange Commission, the representations and warranties in the RPTA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date,(ii) no unwaived Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event of Termination has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute an Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event), (iii) each of the Providers and the Primary Servicer, as applicable, has the corporate power and authority to execute and deliver this Eighth Amendment, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Provider), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Eighth Amendment, other than, in each case, such that have been obtained.
     3.2 The terms “Agreement”, “hereof”, “herein” and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Eighth Amendment, the RPTA as amended by this Eighth Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.
     3.3 THIS EIGHTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
     3.4 This Eighth Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROVIDERS:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

BIOSCRIP PHARMACY SERVICES, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, INC.
By:
Name:
Title:

BIOSCRIP PHARMACY (NY), INC.
By:
Name:
Title:

BIOSCRIP PHARMACY, INC.
By:
Name:
Title:

NATURAL LIVING, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, LLC
By:
Name:
Title:

PURCHASER:	MIM FUNDING LLC
By:
Name:
Title:

PRIMARY SERVICER:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

CONSENTED TO: BIOSCRIP, INC. (f/ka/ MIM CORPORATION)
By:
Name:
Title:

HFG HEALTHCO-4 LLC
By:	HFG Healthco-4, Inc., a member

By:
Name:
Title: